                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  July 31, 1998
                                                 -------------------



                          Career Education Corporation
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-23245                   39-3932190
         --------                       -------                   ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


    2800 West Higgins Road, Suite 790, Hoffman Estates, IL          60195
    ------------------------------------------------------       ----------
          (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code (847) 781-3600
                                                          --------------
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Item 2.   Acquisition or Disposition of Assets.

(a) Pursuant to an agreement dated as of July 1, 1998 by and among Scottsdale Culinary Institute, Inc., an Arizona corporation (the "Seller"), The Frank
     G. and Elizabeth S. Leite Revocable Trust dated April 14, 1992, Frank G. Leite and Elizabeth S. Leite, and SCI Acquisition I, Ltd., a Delaware corporation wholly owned by the Registrant (the "Purchaser"), the Purchaser purchased all of the assets of the Seller. The purchase price (the "Purchase Price") paid to the Seller consisted of $500,000 of cash and a $9 million promissory note. The Purchase Price was paid to the Seller at the closing which occurred on July 31, 1998. The Purchase Price was the result of arm's length negotiations between the Registrant and the Seller.

     There exists no material relationship between the Registrant and the Seller, or between any affiliates of such entities.


Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     Audited financial statements of the Seller required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(b)  Pro Forma Financial Information.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(c)  Exhibits.

     2.1 Asset Purchase Agreement dated as of July 1, 1998 by and among Scottsdale Culinary Institute, Inc., an Arizona corporation, The Frank
          G. and Elizabeth S. Leite Revocable Trust dated April 14, 1992, Frank
          G. Leite and Elizabeth S. Leite, and SCI Acquisition I, Ltd., a Delaware corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAREER EDUCATION CORPORATION

                              By:   /s/ JOHN M. LARSON
                                 ----------------------------------------
                                    John M. Larson
                                    President and Chief Executive Officer



Dated: August 13, 1998

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                                 Exhibit Index
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
                                                         Sequential
                                                            Page
  Exhibit #                     Item                       Number
-------------   --------------------------------------   ----------
    2.1         Asset Purchase Agreement dated as of          5
                July 1, 1998 by and among
                Scottsdale Culinary Institute, Inc.,
                an Arizona corporation, The
                Frank G. and Elizabeth S. Leite
                Revocable Trust dated April 14,
                1992, Frank G. Leite and Elizabeth S.
                Leite, and SCI Acquisition
                I, Ltd., a Delaware corporation.

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